                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2006

                              CELANESE CORPORATION
                              --------------------
             (Exact Name of Registrant as specified in its charter)

          DELAWARE                      001-32410                98-0420726
-------------------------------   ----------------------   ---------------------
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)

                 1601 WEST LBJ FREEWAY, DALLAS, TEXAS 75234-6034
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 443-4000

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 7, 2006, Blackstone Capital Partners (Cayman) Ltd. 1, Blackstone Capital Partners (Cayman) Ltd. 2, Blackstone Capital Partners (Cayman) Ltd. 3 and BA Capital Investors Sidecar Fund, L.P. (collectively, the "selling stockholders") and Celanese Corporation (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to which the selling stockholders agreed to sell to the Underwriter 30,000,000 shares of the Company's Series A common stock in a registered public secondary offering pursuant to the Company's new universal shelf registration statement on Form S-3 filed on May 9, 2006 (File No. 333-133934). The Underwriting Agreement and the legal opinion relating to the offering are filed herewith as Exhibits 1.1 and 5.2, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits


Exhibit Number          Description
--------------          -----------
1.1                     Underwriting Agreement, dated November 7, 2006

5.2                     Opinion of Simpson Thacher & Bartlett LLP

23.1                    Consent of Simpson Thacher & Bartlett LLP (included in
                        Exhibit 5.2)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CELANESE CORPORATION

                                        By: /s/ Steven M. Sterin
                                            ------------------------------------
                                            Name:  Steven M. Sterin
                                            Title: Vice President and
                                                   Corporate Controller

Date: November 8, 2006

                                 EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
1.1                     Underwriting Agreement, dated November 7, 2006

5.2                     Opinion of Simpson Thacher & Bartlett LLP

23.1                    Consent of Simpson Thacher & Bartlett LLP (included in
                        Exhibit 5.2)